UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04215

Dreyfus Premier GNMA Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	04/30
Date of reporting period:	04/30/2017

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus GNMA Fund

ANNUAL REPORT April 30, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus GNMA Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus GNMA Fund, covering the 12-month period from May 1, 2016 through April 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks advanced solidly over the past year while bonds produced mixed returns in response to various economic and political developments. Equities began the reporting period in the midst of a sustained rebound from previous weakness as global economic data improved, commodity prices recovered, and U.S. monetary policymakers delayed additional rate hikes. After a bout of volatility in June stemming from the United Kingdom’s referendum to leave the European Union, stocks generally continued to climb over the summer. The unexpected outcome of U.S. elections in early November sent stocks sharply higher in anticipation of new fiscal, regulatory, and tax policies. Generally strong economic data and corporate earnings continued to support stock prices over the first four months of 2017.

In the bond market, yields of high-quality government bonds declined toward historical lows early in the reporting period due to robust investor demand for current income, but yields subsequently moved higher in response to two short-term interest-rate hikes and rising longer-term rates. In contrast, lower-rated corporate-backed bonds generally fared well in anticipation of a more business-friendly market environment.

Some asset classes and industry groups seem likely to continue to benefit from a changing economic and geopolitical landscape, while others probably will face challenges as conditions evolve. Consequently, selectivity seems likely to be an important determinant of investment success in the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
May 15, 2017

DISCUSSION OF FUND PERFORMANCE

For the period from May 1, 2016 through April 30, 2017, as provided by Eric Seasholtz and Karen Gemmett, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended April 30, 2017, Dreyfus GNMA Fund’s Class A shares produced a total return of -0.34%, Class C shares returned -1.10%, Class Y shares returned -0.01%, and Class Z shares returned -0.17%.1 Between their inception on August 31, 2016 and April 30, 2017, the fund’s Class I shares produced a total return of -1.13%. In comparison, the fund’s benchmark, the Bloomberg Barclays GNMA Index (the “Index”), achieved a total return of 0.47% for the 12-month period.2

GNMA securities produced roughly flat returns as gains posted over the reporting period’s first half were largely offset by declines when interest rates climbed over the second half. The fund lagged its benchmark, mainly due to its emphasis on securities with call protection.

On a separate note, effective 12/20/16, Eric Seasholtz and Karen Gemmett became the co-primary portfolio managers of the fund.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue this goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in Government National Mortgage Association (“GNMA” or “Ginnie Mae”) securities. The remainder may be allocated to other mortgage-related securities, including U.S. government agency securities and privately issued mortgage-backed securities, as well as asset-backed securities, U.S. Treasuries, and repurchase agreements.

Interest Rates Climbed in Post-Election Trading

The reporting period began with a constructive market environment in which bond yields generally declined toward historical lows due to muted inflation and robust investor demand for competitive levels of current income. The market rally continued through July, when yields of high-quality U.S. government securities began to move higher in response to improving global economic data and better-than-expected corporate profits. In addition, investors began to anticipate that the Federal Reserve Board (the “Fed”) would raise short-term interest rates before the end of 2016.

Bond yields moved moderately higher in October as political uncertainty intensified in advance of U.S. elections. After the election, investors anticipated that the new presidential administration’s more business-friendly fiscal, tax, and regulatory policies would boost economic growth and inflation, and yields of U.S. government securities climbed sharply. Yields generally peaked in December when the Fed raised short-term interest rates by 0.25 percentage points to between 0.50% and 0.75%.

Bond yields and market volatility moderated significantly over the first four months of 2017 when investors recognized that proposed policy changes would take time and political capital to enact, helping to send the Index into modestly positive territory by the reporting period’s end. Another rate hike at the Fed’s March meeting—a 0.25-percentage-point increase to between 0.75% and 1.00%—was widely anticipated by investors and had little immediate impact on the market.

In this environment, changing supply-and-demand dynamics caused GNMA securities to lag nominal U.S. Treasury securities with comparable maturities. Investors grew increasingly

DISCUSSION OF FUND PERFORMANCE (continued)

concerned that the Fed might reduce or curtail its monthly purchases of mortgage-backed securities as the domestic economy strengthened and inflationary pressures increased. In addition, rising interest rates caused expectations of prepayment activity among homeowners to moderate substantially, which lengthened the effective durations of mortgage-backed securities.

Security Selection Strategy Dampened Relative Results

Given unattractive valuations and the prospect of the Federal Reserve tapering reinvestments, we adopted a defensive investment posture which included an underweight to GNMA mortgage securities. In place of mortgage pass-throughs, we increased the fund’s exposure on commercial mortgage-backed securities issued by U.S. government agencies, asset-backed securities backed by rents for single-family homes, and securities backed by hybrid adjustable-rate mortgages. We also shifted the fund’s focus toward higher-coupon securities, which tend to be less sensitive to rising interest rates than their lower-coupon counterparts.

While these strategies generally proved effective, their benefits were offset by our emphasis on securities with protections against faster prepayments. These securities were harder hit than no-call protected securities as rates rose, prepayment risk decreased, and longer-duration securities underperformed.

We generally maintained the fund’s average duration in a market-neutral position. Consequently, our interest-rate strategy had little impact on the fund’s relative results.

Staying Cautious in an Uncertain Market Environment

The U.S. bond markets continues to struggle on how best to decipher conflicting data. On one hand, U.S. government reforms and stronger overseas economies could drive bond yields higher and prices lower. On the other hand, any economic disappointments or unexpected developments that prevent or delay changes in government policy could lead to lower bond yields and higher prices. In the GNMA market, questions surrounding the future of the Fed’s mortgage-backed securities purchasing program have added to investor uncertainty. Therefore, as of the end of the reporting period, we have retained the fund’s relatively defensive investment posture, including underweighted exposure to GNMA securities and a focus on higher coupons.

May 15, 2017

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1  Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I, Class Y, and Class Z are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper, Inc. — The Bloomberg Barclays GNMA Index tracks agency mortgage-backed pass-through securities guaranteed by Ginnie Mae (GNMA). The Index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon and vintage. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus GNMA Fund Class A shares, Class C shares, Class I shares, Class Y shares and Class Z shares and the Bloomberg Barclays GNMA Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 5/3/07 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares.

The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 8/31/16 (the inception date for Class I shares).

The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 9/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I, Class Y and Class Z shares of Dreyfus GNMA Fund on 4/30/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in Ginnie Maes and its performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. Unlike the fund, the Index tracks agency mortgage backed pass-through securities guaranteed by Ginnie Mae (GNMA). The Index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon and vintage. All issues have at least one year to maturity and an outstanding par value of at least $100 million. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 4/30/17
	Inception Date	1 Year		5 Years		10 Years
Class A shares
with maximum sales charge (4.5%)	5/3/07	-4.81%		0.11%		2.97%	††
without sales charge	5/3/07	-0.34%		1.04%		3.44%	††
Class C shares
with applicable redemption charge †	5/3/07	-2.08%		0.24%		2.65%	††
without redemption	5/3/07	-1.10%		0.24%		2.65%	††
Class I shares	8/31/16	-0.05%	††	1.19%	††	3.61%	††
Class Y shares	9/1/15	-0.01%		1.22%	††	3.62%	††
Class Z shares	5/29/85	-0.17%		1.17%		3.60%
Bloomberg Barclays GNMA Index		0.47%		1.75%		4.23%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 5/3/07 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares.

The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 8/31/16 (the inception date for Class I shares).

The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 9/1/15 (the inception date for Class Y shares).

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus GNMA Fund from November 1, 2016 to April 30, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2017
	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$5.17	$9.24	$4.29	$3.50	$4.58
Ending value (after expenses)	$986.60	$982.60	$988.10	$987.50	$987.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2017
	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$5.26	$9.39	$4.36	$3.56	$4.66
Ending value (after expenses)	$1,019.59	$1,015.47	$1,020.48	$1,021.27	$1,020.18

† Expenses are equal to the fund’s annualized expense ratio of 1.05% for Class A, 1.88% for Class C, .87% for Class I, .71% for Class Y and .93% for Class Z, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2017

Bonds and Notes - 109.0%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Asset-Backed Certificates - .9%
American Homes 4 Rent, Ser. 2015-SFR2, Cl. A	3.73	10/17/45	3,410,799	[a]	3,570,857
Asset-Backed Ctfs./Home Equity Loans - 3.2%
GE Capital Mortgage Services Trust, Ser. 1999-HE1, Cl. A7	6.27	4/25/29	10,468		10,570
Invitation Homes Trust, Ser. 2014-SFR3, Cl. A	2.19	12/17/31	4,873,331	[a,b]	4,879,419
Invitation Homes Trust, Ser. 2015-SFR1, Cl. A	2.44	3/17/32	3,887,609	[a,b]	3,898,671
Progress Residential Trust, Ser. 2016-SFR1, Cl. A	2.49	9/17/33	3,983,413	[a,b]	4,040,971
				12,829,631
Asset-Backed Ctfs./Manufactured Housing - .7%
Colony Starwood Homes, Ser. 2016-1A, Cl. A	2.49	7/17/33	997,184	[a,b]	1,001,847
Colony Starwood Homes, Ser. 2016-2A, Cl. A	2.24	12/17/23	1,995,425	[a,b]	2,011,141
				3,012,988
U.S. Government Agencies/Mortgage-Backed - 102.2%
Federal Home Loan Mortgage Corp.:
Multifamily Structured Pass Through Certificates, Ser. KS06, Cl. A2, 2.72%, 7/25/26			3,500,000	[c]	3,475,803
Multifamily Structured Pass Through Certificates, Ser. K152, Cl. A1, 2.83%, 5/25/30			3,696,487	[c]	3,674,165
Multifamily Structured Pass Through Certificates, Ser. K049, Cl. A2, 3.01%, 8/25/25			1,400,000	[c]	1,435,809
Multifamily Structured Pass Through Certificates, Ser. KS03, Cl. A4, 3.16%, 5/25/25			800,000	[b,c]	815,820
Multifamily Structured Pass Through Certificates, Ser. K051, Cl. A2, 3.31%, 10/25/48			8,000,000	[c]	8,379,362
5.00%, 3/1/20			10,969	[c]	11,262
Federal National Mortgage Association:
3.00%			10,110,000	[c,d]	10,101,311
Ser. 2016-M6, Cl. A1, 2.14%, 5/25/26			7,285,871	[c]	7,115,623
Gtd. Pass-Through Ctfs., REMIC, Ser. 2003-49, Cl. JE, 3.00%, 4/25/33			68,505	[c]	69,291
4.00%, 11/1/42-1/1/46			20,647,591	[c]	22,044,166
6.00%, 4/1/35			355,543	[c]	404,488
Government National Mortgage Association I:
3.00%, 4/15/46-5/15/46			13,353,046		13,560,021
3.50%, 9/15/41-7/15/45			24,684,398		25,782,617

Bonds and Notes - 109.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Government Agencies/Mortgage-Backed - 102.2% (continued)
4.00%, 9/15/24-6/15/46			16,506,786		17,563,991
4.50%, 10/15/24-10/15/41			24,774,014		26,689,723
5.00%, 12/15/24-1/15/40			10,154,286		11,267,871
5.50%, 6/15/20-6/15/35			8,468,241		9,589,308
6.00%, 10/15/19-9/15/38			3,795,584		4,349,877
6.50%, 5/15/28-6/15/32			86,121		96,877
7.00%, 11/15/22-12/15/22			2,516		2,667
7.50%, 6/15/21-5/15/26			969,943		1,001,556
8.00%, 9/15/21-12/15/22			434,135		480,995
8.50%, 10/15/17-12/15/22			213,847		216,480
9.00%, 9/15/19-12/15/22			248,066		253,638
9.50%, 3/15/18-1/15/25			84,109		85,358
Government National Mortgage Association II:
4.50%			44,075,000	[d]	47,036,289
1.50%, 9/20/46-11/20/46			19,255,385	[b]	19,230,139
3.00%, 3/20/43-8/20/46			24,782,762		25,163,616
3.50%, 6/20/38-8/20/46			95,211,763		99,389,713
4.00%, 12/20/24			1,090,723		1,147,294
4.50%, 12/20/39-3/20/41			2,673,515		2,889,070
5.00%, 11/20/24-4/20/35			2,161,853		2,402,751
5.50%, 1/20/34-9/20/35			3,799,121		4,262,181
6.00%, 12/20/28-2/20/36			2,865,519		3,281,432
6.50%, 5/20/31-7/20/31			407,355		478,178
7.00%, 4/20/24-4/20/32			2,299,101		2,727,751
7.50%, 9/20/30			32,895		40,064
9.00%, 7/20/25			31,825		35,678
9.50%, 9/20/17-2/20/25			15,304		15,560
Government National Mortgage Association:
Ser. 2010-79, Cl. GF, 1.14%, 2/20/37			2,947,822	[b]	2,927,868
Ser. 2007-26, Cl. FL, 1.19%, 5/20/37			8,642,198	[b]	8,580,063
Ser. 2007-1, Cl. F, 1.29%, 1/20/37			2,824,006	[b]	2,820,065
Ser. 2010-111, Cl. FA, 1.34%, 9/20/40			5,573,232	[b]	5,557,811
Ser. 2012-36, Cl. QF, 1.37%, 3/20/42			3,411,332	[b]	3,416,742
Ser. 2012-12, Cl. HF, 1.39%, 1/20/42			4,196,729	[b]	4,195,217
Ser. 2007-58, Cl. BF, 1.47%, 10/20/37			3,999,341	[b]	4,019,301
Ser. 2004-109, Cl. ZW, 6.00%, 12/20/34			7,102,607		8,132,348
				416,217,210

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 109.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
U.S. Government Securities - 2.0%
U.S. Treasury Floating Rate Notes	1.09	1/31/18	8,080,000	[b] 8,096,499
Total Bonds and Notes (cost $442,427,409)			443,727,185
Other Investment - 5.7%			Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $23,470,574)			23,470,574	[e] 23,470,574
Total Investments (cost $465,897,983)			114.7%	467,197,759
Liabilities, Less Cash and Receivables			(14.7%)	(59,976,619)
Net Assets			100.0%	407,221,140

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2017, these securities were valued at $19,402,906 or 4.76% of net assets.

b Variable rate security—rate shown is the interest rate in effect at period end.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

d Purchased on a forward commitment basis.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
U.S. Government Agencies/Mortgage-Backed	102.2
Short-Term/Money Market Investment	5.7
Asset-Backed	4.8
U.S. Treasury Notes	2.0
114.7

† Based on net assets.

See notes to financial statements.

STATEMENT OF SWAP AGREEMENTS
April 30, 2017

Centrally Cleared Interest Rate Swaps

Notional Amount($)†	Currency/ Floating Rate	Counterparty	(Pay) Receive Fixed Rate (%)	Expiration	Unrealized (Depreciation) ($)
13,550,000	USD - 6 Month LIBOR	Goldman Sachs International	2.11	1/7/2025	(58,399)
Gross Unrealized Depreciation				(58,399)

LIBOR—London Interbank Offered Rate
USD—United States Dollar

† Clearing House-Chicago Mercantile Exchange
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	442,427,409	443,727,185
Affiliated issuers	23,470,574	23,470,574
Receivable for investment securities sold		3,484,870
Dividends and interest receivable		1,125,846
Cash collateral held by broker—Note 4		296,398
Prepaid expenses		58,948
		472,163,821
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		311,844
Cash overdraft due to Custodian		32,424
Payable for open mortgage dollar roll transactions—Note 4		60,771,753
Payable for investment securities purchased		3,549,896
Payable for shares of Common Stock redeemed		149,837
Payable for swap variation margin—Note 4		33,016
Accrued expenses		93,911
		64,942,681
Net Assets ($)		407,221,140
Composition of Net Assets ($):
Paid-in capital		411,099,879
Accumulated undistributed investment income—net		933,466
Accumulated net realized gain (loss) on investments		(6,053,582)
Accumulated net unrealized appreciation (depreciation) on investments [including ($58,399) net unrealized (depreciation) on centrally cleared swap agreements]		1,241,377
Net Assets ($)		407,221,140

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	39,308,472	3,790,311	3,658,915	985.21	360,462,457
Shares Outstanding	2,622,990	252,945	244,134	65.74	24,046,986
Net Asset Value Per Share ($)	14.99	14.98	14.99	14.99	14.99

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended April 30, 2017

Investment Income ($):
Income:
Interest	11,152,940
Dividends from affiliated issuers	99,696
Income from securities lending—Note 1(b)	522
Total Income	11,253,158
Expenses:
Management fee—Note 3(a)	2,589,918
Service plan fees—Note 3(b)	683,273
Shareholder servicing costs—Note 3(c)	433,255
Professional fees	126,917
Custodian fees—Note 3(c)	74,344
Registration fees	72,592
Directors’ fees and expenses—Note 3(d)	35,976
Prospectus and shareholders’ reports	34,762
Distribution fees—Note 3(b)	31,979
Loan commitment fees—Note 2	8,420
Miscellaneous	111,561
Total Expenses	4,202,997
Less—reduction in Service plan fees due to undertaking—Note 3(b)	(10,991)
Less—reduction in fees due to earnings credits—Note 3(c)	(11,166)
Net Expenses	4,180,840
Investment Income—Net	7,072,318
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,476,484
Net realized gain (loss) on futures	69,130
Net realized gain (loss) on swap agreements	(578,962)
Net Realized Gain (Loss)	1,966,652
Net unrealized appreciation (depreciation) on investments	(10,894,479)
Net unrealized appreciation (depreciation) on futures	40,627
Net unrealized appreciation (depreciation) on swap agreements	935,677
Net Unrealized Appreciation (Depreciation)	(9,918,175)
Net Realized and Unrealized Gain (Loss) on Investments	(7,951,523)
Net (Decrease) in Net Assets Resulting from Operations	(879,205)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30,
	2017	[a]	2016	[b]
Operations ($):
Investment income—net	7,072,318		7,135,752
Net realized gain (loss) on investments	1,966,652		3,020,906
Net unrealized appreciation (depreciation) on investments	(9,918,175)		(2,971,161)
Net Increase (Decrease) in Net Assets Resulting from Operations	(879,205)		7,185,497
Distributions to Shareholders from ($):
Investment income—net:
Class A	(898,604)		(932,469)
Class C	(51,748)		(57,715)
Class I	(44,554)		-
Class Y	(24)		(14)
Class Z	(8,179,144)		(8,515,131)
Total Distributions	(9,174,074)		(9,505,329)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	3,735,468		4,820,426
Class C	449,489		1,158,658
Class I	4,396,433		-
Class Y	-		1,000
Class Z	4,580,744		4,258,264
Distributions reinvested:
Class A	758,144		783,041
Class C	40,993		46,350
Class I	44,420		-
Class Z	7,235,422		7,501,196
Cost of shares redeemed:
Class A	(11,524,859)		(8,376,939)
Class C	(1,418,338)		(1,755,204)
Class I	(698,738)		-
Class Z	(41,519,820)		(43,277,957)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(33,920,642)		(34,841,165)
Total Increase (Decrease) in Net Assets	(43,973,921)		(37,160,997)
Net Assets ($):
Beginning of Period	451,195,061		488,356,058
End of Period	407,221,140		451,195,061
Undistributed investment income—net	933,466		956,311

	Year Ended April 30,
	2017	[a]	2016	[b]
Capital Share Transactions (Shares):
Class A
Shares sold	243,840		316,157
Shares issued for distributions reinvested	49,922		51,375
Shares redeemed	(758,318)		(550,044)
Net Increase (Decrease) in Shares Outstanding	(464,556)		(182,512)
Class C
Shares sold	29,503		76,153
Shares issued for distributions reinvested	2,701		3,040
Shares redeemed	(93,249)		(115,137)
Net Increase (Decrease) in Shares Outstanding	(61,045)		(35,944)
Class I
Shares sold	287,649		-
Shares issued for distributions reinvested	2,955		-
Shares redeemed	(46,470)		-
Net Increase (Decrease) in Shares Outstanding	244,134		-
Class Y
Shares sold	-		65.74
Class Z
Shares sold	301,101		279,260
Shares issued for distributions reinvested	476,679		492,127
Shares redeemed	(2,739,307)		(2,839,487)
Net Increase (Decrease) in Shares Outstanding	(1,961,527)		(2,068,100)

[a]On August 31, 2016, the fund commenced offering Class I shares.
[b]On September 1, 2015, the fund commenced offering Class Y shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	15.34	15.40	15.18	15.63	16.09
Investment Operations:
Investment income—net[a]	.24	.22	.19	.22	.23
Net realized and unrealized gain (loss) on investments	(.28)	.02	.28	(.35)	.04
Total from Investment Operations	(.04)	.24	.47	(.13)	.27
Distributions:
Dividends from investment income—net	(.31)	(.30)	(.25)	(.32)	(.30)
Dividends from net realized gain on investments	—	—	—	—	(.43)
Total Distributions	(.31)	(.30)	(.25)	(.32)	(.73)
Net asset value, end of period	14.99	15.34	15.40	15.18	15.63
Total Return (%)[b]	(.34)	1.57	3.11	(.83)	1.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05	1.03	1.03	1.02	1.03
Ratio of net expenses to average net assets	1.05	1.03	1.03	1.02	1.03
Ratio of net investment income to average net assets	1.56	1.44	1.24	1.44	1.45
Portfolio Turnover Rate[c]	185.96	278.91	349.59	344.69	439.48
Net Assets, end of period ($ x 1,000)	39,308	47,354	50,370	57,498	77,177

a Based on average shares outstanding.

b Exclusive of sales charge.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2017, 2016, 2015, 2014 and 2013 were 64.18%, 104.91%, 69.93%, 89.97% and 85.95%, respectively.

See notes to financial statements.

Class C Shares	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	15.33	15.40	15.18	15.63	16.08
Investment Operations:
Investment income—net[a]	.11	.10	.07	.10	.10
Net realized and unrealized gain (loss) on investments	(.28)	.01	.28	(.36)	.05
Total from Investment Operations	(.17)	.11	.35	(.26)	.15
Distributions:
Dividends from investment income—net	(.18)	(.18)	(.13)	(.19)	(.17)
Dividends from net realized gain on investments	—	—	—	—	(.43)
Total Distributions	(.18)	(.18)	(.13)	(.19)	(.60)
Net asset value, end of period	14.98	15.33	15.40	15.18	15.63
Total Return (%)[b]	(1.10)	.72	2.29	(1.64)	.96
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.87	1.83	1.84	1.83	1.80
Ratio of net expenses to average net assets	1.87	1.83	1.84	1.83	1.80
Ratio of net investment income to average net assets	.74	.64	.43	.63	.65
Portfolio Turnover Rate[c]	185.96	278.91	349.59	344.69	439.48
Net Assets, end of period ($ x 1,000)	3,790	4,815	5,390	6,484	11,230

a Based on average shares outstanding.

b Exclusive of sales charge.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2017, 2016, 2015, 2014 and 2013 were 64.18%, 104.91%, 69.93%, 89.97% and 85.95%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Period Ended April 30, 2017[a]

Class I Shares

Per Share Data ($):
Net asset value, beginning of period	15.40
Investment Operations:
Investment income—net[b]	.16
Net realized and unrealized gain (loss) on investments	(.33)
Total from Investment Operations	(.17)
Distributions:
Dividends from investment income—net	(.24)
Net asset value, end of period	14.99
Total Return (%)[c]	(1.13)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.85
Ratio of net expenses to average net assets[d]	.84
Ratio of net investment income to average net assets[d]	1.56
Portfolio Turnover Rate[e]	185.96
Net Assets, end of period ($ x 1,000)	3,659

a From August 31, 2016 (commencement of initial offering) to April 30, 2017.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

e The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended April 30, 2017 was 64.18%.

See notes to financial statements.

Class Y Shares	Year Ended April 30,
	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	15.34	15.21
Investment Operations:
Investment income—net[b]	.29	.16
Net realized and unrealized gain (loss) on investments	(.28)	.18
Total from Investment Operations	.01	.34
Distributions:
Dividends from investment income—net	(.36)	(.21)
Net asset value, end of period	14.99	15.34
Total Return (%)	(.01)	2.25[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.75[d]
Ratio of net expenses to average net assets	.71	.75[d]
Ratio of net investment income to average net assets	1.90	1.57[d]
Portfolio Turnover Rate[e]	185.96	278.91
Net Assets, end of period ($ x 1,000)	1	1

a From September 1, 2015 (commencement of initial offering) to April 30, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2017 and 2016 were 64.18% and 104.91%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class Z Shares	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	15.34	15.41	15.19	15.64	16.10
Investment Operations:
Investment income—net[a]	.25	.24	.21	.24	.25
Net realized and unrealized gain (loss) on investments	(.28)	.00[b]	.28	(.35)	.04
Total from Investment Operations	(.03)	.24	.49	(.11)	.29
Distributions:
Dividends from investment income—net	(.32)	(.31)	(.27)	(.34)	(.32)
Dividends from net realized gain on investments	—	—	—	—	(.43)
Total Distributions	(.32)	(.31)	(.27)	(.34)	(.75)
Net asset value, end of period	14.99	15.34	15.41	15.19	15.64
Total Return (%)	(.17)	1.62	3.26	(.69)	1.86
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.91	.90	.88	.89
Ratio of net expenses to average net assets	.95	.91	.90	.88	.89
Ratio of net investment income to average net assets	1.66	1.56	1.36	1.58	1.59
Portfolio Turnover Rate[c]	185.96	278.91	349.59	344.69	439.48
Net Assets, end of period ($ x 1,000)	360,462	399,025	432,595	466,370	541,867

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2017, 2016, 2015, 2014 and 2013 were 64.18%, 104.91%, 69.93%, 89.97% and 85.95%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus GNMA Fund (the “fund”) is the sole series of Dreyfus Premier GNMA Fund, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

On August 31, 2016, the fund commenced offering Class I shares. The fund’s authorized Class Z shares decreased from 1.1 billion to 1.0 billion and 100 million Class I shares were authorized.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund’s authorized Class Z shares decreased from 1.0 billion to 900 million and 100 million Class T shares were authorized.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 1.4 billion shares of $.001 par value Common Stock. The fund currently has authorized six classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized), Class T (100 million shares authorized), Class Y (100 million shares authorized) and Class Z (900 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

NOTES TO FINANCIAL STATEMENTS (continued)

As of April 30, 2017, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), and futures are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (continued)

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Investments in swap agreements are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	-	19,413,476	-	19,413,476
Registered Investment Company	23,470,574	-	-	23,470,574
U.S. Government Agencies/Mortgage-Backed	-	416,217,210	-	416,217,210
U.S. Treasury	-	8,096,499	-	8,096,499
Liabilities ($)
Other Financial Instruments
Swaps†	-	(58,399)	-	(58,399)

† Amount shown represents unrealized (depreciation) at period end.

At April 30, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2017, The Bank of New York Mellon earned $119 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2017 were as follows:

Affiliated Investment Company	Value 4/30/2016 ($)	Purchases ($)	Sales ($)	Value 4/30/2017 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund†	13,365,668	173,962,561	163,857,655	23,470,574	5.7

†  Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

NOTES TO FINANCIAL STATEMENTS (continued)

On April 28, 2017, the Board declared a cash dividend of $.023, $.014, $.027, $.027 and $.025 per share from undistributed investment income-net for Class A, Class C, Class I, Class Y and Class Z shares, respectively, payable on May 1, 2017 (ex-dividend date), to shareholders of record as of the close of business on April 28, 2017.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended April 30, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $933,466, accumulated capital losses $6,129,577 and unrealized appreciation $1,317,372.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to April 30, 2017. The fund has $4,215,276 of short-term capital losses and $1,914,301 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2017 and April 30, 2016 were as follows: ordinary income $9,174,074 and $9,505,329, respectively.

During the period ended April 30, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses on mortgage-backed securities, amortization of premiums and swap periodic payments, the fund increased accumulated undistributed investment income-net by $2,078,911 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2017, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year, the aggregate expenses of Class Z shares (excluding taxes, brokerage fees, interest on borrowings and extraordinary expenses) exceed 1½% of the value of Class Z shares’ average daily net assets, the fund may deduct from payments to be made to Dreyfus, or Dreyfus will bear, such excess expense with respect to Class Z shares. There was no reimbursement pursuant to the Agreement for Class Z shares during the period ended April 30, 2017.

During the period ended April 30, 2017, the Distributor retained $238 from commissions earned on sales of the fund’s Class A shares and $141 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2017, Class C shares were charged $31,979 pursuant to the Distribution Plan.

Under the Service Plan adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburse the Distributor for distributing its shares, for advertising and marketing relating to Class Z shares and servicing shareholder accounts at an amount not to exceed an annual rate of .20% of the value of the average daily net assets of Class Z shares. The Distributor

NOTES TO FINANCIAL STATEMENTS (continued)

determines the amounts, if any, to be paid to Service Agents (securities dealers, financial institutions or other industry professionals) and the basis on which such payments are made.

The Service Plan also separately provides for Class Z shares to bear the costs of preparing, printing and distributing certain of Class Z prospectuses and statements of additional information and costs associated with implementing and operating the Service Plan, not to exceed the greater of $100,000 or .005% of the value of its average daily net assets for any full fiscal year. During the period ended April 30, 2017, Class Z shares were charged $683,273 pursuant to the Service Plan, of which $10,991 was reimbursed by Dreyfus.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2017, Class A and Class C shares were charged $109,743 and $10,660, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2017, the fund was charged $203,367 for transfer agency services and $16,959 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $11,166.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2017, the fund was charged $74,344 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended April 30, 2017, the fund was charged $11,409 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended April 30, 2017, the fund was charged $11,394 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $201,568, Distribution Plan fees $46,948, Shareholder Services Plan fees $8,911, custodian fees $25,868, Chief Compliance Officer fees $3,861 and transfer agency fees $35,679, which are offset against an expense reimbursement currently in effect in the amount of $10,991.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, futures and swap agreements, during the period ended April 30, 2017, amounted to $844,766,128 and $870,259,694, respectively, of which $553,199,244 in purchases and $553,951,382 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended April 30, 2017 is discussed below.

NOTES TO FINANCIAL STATEMENTS (continued)

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. At April 30, 2017, there were no outstanding futures.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default. Interest rate swaps open at April 30, 2017 are set forth in the Statement of Swap Agreements.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2017:

Average Market Value ($)
Interest rate futures	1,229,320

The following summarizes the average notional value of swap agreements outstanding during the period ended April 30, 2017:

Average Notional Value ($)
Interest rate swap agreements	14,103,846

At April 30, 2017, the cost of investments for federal income tax purposes was $465,902,175; accordingly, accumulated net unrealized appreciation on investments was $1,295,584, consisting of $5,774,113 gross unrealized appreciation and $4,478,529 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus GNMA Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and swap agreements, of Dreyfus GNMA Fund (the sole series comprising Dreyfus Premier GNMA Fund, Inc.) as of April 30, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus GNMA Fund at April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 27, 2017

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of ordinary income dividends paid during the fiscal year ended April 30, 2017 as qualifying “interest related dividends.”

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 7-8, 2016, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2016, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and noted that the fund’s total return performance for the fund’s Class A shares was at or above the Performance Group median for all periods except the three-year period when it was below the median and the performance for Class Z shares was at or above the Performance Group median for all periods except the ten-year period when it was below the median; the total return performance for the fund’s Class A shares was varoiusly at, above and below the Performance Universe median and the performance for Class Z shares was above the Performance Universe median for all periods except the three- and five-year periods when it was below the median. The Board also noted that the fund’s yield performance for the fund’s Class A and Class Z shares was at or below the Performance Group and Performance Universe medians for all one-year periods ended September 30th. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was concerned with the fund’s yield performance and agreed to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Joni Evans (75)

Board Member (1985)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 24

———————

Ehud Houminer (76)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia

University (1992-present)

Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

•  Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 59

———————

Hans C. Mautner (79)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1978-present)

No. of Portfolios for which Board Member Serves: 24

———————

Robin A. Melvin (53)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 107

———————

Burton N. Wallack (66)

Board Member (1991)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 24

———————

Benaree Pratt Wiley (70)

Board Member (2016)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 86

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBER

Gordon J. Davis (75)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 58

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number:1-800-DREYFUS.

William Hodding Carter III, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus. She is 31 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

NOTES

For More Information

Dreyfus GNMA Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.

200 Park Avenue

New York, NY 10166

Distributor

MBSC Securities Corporation

200 Park Avenue

New York, NY 10166

Ticker Symbols:	Class A: GPGAX Class C: GPNCX Class I: GPNIX Class Y: GPNYX Class Z: DRGMX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6100AR0417

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $40,652 in 2016 and $41,668 in 2017.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,430 in 2016 and $11,281 in 2017. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,284 in 2016 and $3,462 in 2017. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2,838 in 2016 and $2,772 in 2017. These services included a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2016 and $0 in 2017.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $19,046,287 in 2016 and $24,512,560 in 2017.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier GNMA Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	June 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	June 29, 2017

By: /s/ James Windels
James Windels Treasurer
Date:	June 29, 2017

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)